PROSPECTUS
May 6, 2009
as supplemented
November 25, 2009
25 East Erie Street
Chicago, Illinois 60611
1-877-779-0079
Driehaus Active Income Fund
Distributed by:
Driehaus Securities LLC
The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

Overview
Goal of the Driehaus Active Income Fund
The Driehaus Active Income Fund (the “Fund”) seeks to provide current income and capital appreciation. Because markets in general, and the individual securities purchased by the Fund, go down in price as well as up, you may lose money by investing in the Fund. The Fund is a specialized investment vehicle and should be used as part of your overall investment strategy to diversify your holdings. Please review all the disclosure information carefully.
Who May Want to Invest in the Fund
The Fund may be an appropriate investment if you:
●	Are looking for an investment that seeks to provide current income and capital appreciation over a variety of market conditions.

●	Are prepared to receive taxable dividends.
No single mutual fund is intended to be a complete investment program, but individual mutual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
•	The value of fund shares will fluctuate;

•	You could lose money; and

•	A fund may not achieve its investment objective.
Investment Adviser
The Fund is managed by Driehaus Capital Management LLC (the “Adviser”), a registered investment adviser founded in 1982. As of April 3, 2009, the Adviser managed approximately $3.1 billion in assets.
Investment Philosophy
The Adviser employs a bottom-up investment philosophy that focuses on purchasing and selling individual securities that the Adviser believes the market has undervalued/overvalued due to a security’s various attributes and risk factors, including, but not limited to: headline, credit, call, put, volatility and structure risks, and/or other idiosyncratic risks associated with a security. The Adviser utilizes fundamental analyses to reach an overall determination about the attractiveness of specific securities. In addition, the Adviser expects to employ opportunistic trading techniques in achieving returns for the Fund. This investment philosophy may result in high portfolio turnover. High portfolio turnover in any year may result in payment by the Fund of above-average amounts of transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.
Fund Distributions
The Fund intends to pay dividends, if any, at least annually. The amount of distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. As a result of a federal income tax election, it is anticipated that distributions from the Fund generally will be taxed as ordinary income for federal income tax purposes. Unless you are purchasing Fund shares through a tax-exempt or tax-deferred account (such as an individual retirement account (IRA)), buying Fund shares at a time when the Fund has undistributed income or recognized or unrecognized gains can cost you money in taxes. Contact the Fund for information concerning when distributions will be paid. You should consult your tax advisor regarding your tax situation.

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Driehaus Active Income Fund Summary
Goal and Strategy
The Fund is an income fund that seeks to provide current income and capital appreciation by investing primarily in U.S. fixed income and floating rate securities, of both investment and non-investment grade credit quality, and by engaging in a variety of short-term trading strategies (involving both fixed income and equity securities). The Fund is actively managed by taking both long and short positions and the Fund may invest in derivatives for hedging and non-hedging purposes, as well as foreign securities.
The Fund invests primarily in U.S. fixed income and floating rate securities, of both investment and non-investment grade credit quality (the latter otherwise known as “junk bonds”) and may invest in securities that have not been rated by a rating agency. Investments in junk bonds are subject to greater credit risk than securities with credit ratings above investment grade and have a greater risk of default. As part of its investment strategy, the Fund will engage in a variety of short-term trading strategies to seek to take advantage of the spreads in the market between callable and non-callable debt, between low and high quality credit instruments, between various maturities along the yield curve, and between the short-rate yield differences of different countries, as well as other pricing discrepancies.
The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying security, to increase returns, to manage interest rate risk, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments. Further, the Fund may invest in derivatives for speculative purposes. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial. The Fund may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.
The Fund has broad flexibility to invest in a wide variety of fixed income and floating rate securities including fixed and floating rate loans that have a senior right to repayment (“Senior Loans”). Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances.
The Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter sector exposure.
The Fund is intended for investors who seek current income and can accept the risks involved with its investments, such as credit risk, and who can accept the fact that there will be principal fluctuation.
Principal Risk Factors
Individual securities selected by the Adviser may go down in price and, therefore, it is possible to lose money by investing in the Fund. There are risks associated with the types of securities in which the Fund invests. These risks include:
Credit Risk. Failure of an issuer or borrower (under a Senior Loan) to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower can cause a bond’s or Senior Loan’s price to fall, potentially lowering the Fund’s share price. The Fund, in addition to investing in investment grade securities, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default. The prices of high yield bonds and non-investment grade Senior Loans are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer/borrower or its industry, or the economy in general. While the Senior Loan interests held by the Fund typically will be structured as assignments from third parties, the Fund may also purchase participations from a loan investor (“Loan Investor”). With respect to a participation in a Senior Loan, as the Fund will typically have a contractual relationship with Loan Investor, not the borrower, the Fund assumes the credit risk of both the Loan Investor and borrower. With respect to Senior Loans, there can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of bankruptcy or non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In the event of the insolvency of a Loan Investor, the Fund may be treated as a general unsecured creditor of the Loan Investor and may not have a senior claim to the Loan Investor’s interest in the Senior Loan.
Market Risk. The securities in which the Fund invests may decline significantly in price over short or extended periods of time. Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the

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relevant market. Some of the trading strategies employed by the Fund involve attempting to take advantage of relative pricing discrepancies between related securities. The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.
Derivatives Risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments. Further, the Fund may invest in derivatives for speculative purposes. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.
Short Sale Risk. The Fund may make short sales. A short sale involves selling a security it does not own, in anticipation that the security’s price will decline. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.
Manager Risk. How the Adviser manages the Fund will affect the Fund’s performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objectives or the Adviser does not implement the strategy properly.
High Portfolio Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.
Nondiversification Risk. This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector concentrated funds.

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Driehaus Active Income Fund
Performance
The Fund commenced operations on June 1, 2009, following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”), managed by Lotsoff Capital Management, through a reorganization into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. Financial and performance information included in this Prospectus is that of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund.
The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Predecessor Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Predecessor Fund’s performance from year-to-year and by comparing the Predecessor Fund’s average annual total returns with a broad measure of market performance. The Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. During certain of these periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Predecessor Fund’s returns would have been lower.
The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates during the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Annual Returns for the years ended December 31
During the periods shown in the bar chart, the highest return for a quarter was 1.40% (quarter ended 03/31/06) and the lowest return for a quarter was -2.12% (quarter ended 09/30/08).
2009 Total Return as of March 31: 3.04%

Average Annual Total Returns as of December 31, 2008		Since Inception
(data includes reinvestment of dividends)	1 Year	(11/8/05-12/31/08)
Predecessor Fund
Return Before Taxes	0.40%	2.12%
Return After Taxes on Distributions	0.30%	1.63%
Return After Taxes on Distributions and Sale of Fund Shares	0.30%	1.53%
Citigroup 3-Month T-Bill Index[1] (reflects no deduction for fees, expenses, or taxes)	1.80%	3.78%
Barclays Capital U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	5.24%	5.84%

1	The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

2	Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed income rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indicies that are calculated and reported on a regular basis.

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Driehaus Active Income Fund
Investor Expenses
Shareholder Fees. The Fund is a no-load investment, so you will not pay any sales loads when you buy or sell shares of the Fund. The Fund’s transfer agent charges a $15 fee for redemption proceeds paid via wire or in check form sent via overnight delivery ($20 for Saturday overnight check delivery). In addition, there is a $15 charge for each redemption from a retirement account.
Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)

Management Fee	0.55%
Other Expenses*
Other Expenses Excluding Dividends and Interest on Short Sales	0.54%
Dividends and Interest on Short Sales	0.51%

Total Annual Fund Operating Expenses	1.60%
Less Expense Reimbursement**	(0.09)%

Net Annual Fund Operating Expenses	1.51%

*	“Other Expenses”, which include a shareholder services fee, are estimated for the current fiscal year because the Fund commenced operations on June 1, 2009. The information in the table reflects the expenses of the Predecessor Fund for the fiscal year ended September 30, 2008, adjusted for the shareholder services fee.

**	The Adviser has entered into a written agreement to cap the Fund’s ordinary operating expenses, excluding Dividends and Interest on Short Sales, at 1.00% of average daily net assets for a period of one year from the commencement of operations (June 1, 2009). For this same one year period, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s ordinary operating expenses, excluding Dividends and Interest on Short Sales, remain below the operating expense cap.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is only reflected for the length of the reimbursement commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$496	$863	$1,894

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Financial Highlights — Driehaus Active Income Fund
The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund commenced operations on June 1, 2009, after having acquired all the assets and liabilities of the Predecessor Fund in a tax-free reorganization. The Fund was not in operation prior to the reorganization. The information for the Fund has been derived from the Predecessor Fund’s financial statements. The information has been audited by Deloitte & Touche LLP whose report, along with the Fund’s financial statements, is included in the Predecessor Fund’s annual report, which is available, without charge, upon request.

	Year Ended		Year Ended		November 8, 2005*
	September 30,		September 30,		to
	2008		2007		September 30, 2006
Net asset value, beginning of period	$10.25		$10.37		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.40		0.23
Net realized and unrealized gain (loss) on investments	(0.24)		(0.21)		0.18

Total income (loss) from investment operations	(0.01)		0.19		0.41

LESS DISTRIBUTIONS:

Dividends from net investment income	(0.04)		(0.31)		(0.04)
Tax return of capital	(0.03)		—		—

Total distributions	(0.07)		(0.31)		(0.04)

Net asset value, end of period	$10.17		$10.25		$10.37

Total Return	(0.13)%		1.88%		4.16%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$487,110		$191,929		$93,604
Ratio of total expenses to average net assets less waivers	1.45	%(3)	1.17	%(5)	0.95	%(2)
Ratio of total expenses to average net assets before waivers	1.45	%(3)	1.17	%(5)	0.98	%(2)
Ratio of net investment income to average net assets, net of waivers	2.54	%(4)	3.86	%(6)	3.48	%(2)
Ratio of net investment income to average net assets, before waivers	2.54	%(4)	3.86	%(6)	3.48	%(2)
Portfolio turnover	387%		495%		363	%(1)

*	Inception

(1)	Not annualized.

(2)	Annualized.

(3)	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.94%.

(4)	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.05%.

(5)	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.87%.

(6)	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.16%.

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The Fund
The Fund is a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (the “Adviser”) provides management and investment advisory services to the Fund. Prospective investors should consider an investment in the Fund as a long-term investment. There is no assurance that the Fund will meet its investment objective.
Investment Philosophy
In addition to the factors noted in the Overview, the Adviser considers numerous criteria in evaluating securities for investment and in determining sector and industry weightings. Such criteria include understanding the operational characteristics of the underlying company or assets, such as sales growth, operating leverage, cash flow metrics, balance sheet strength, and the competitive landscape. The analysis may also involve considerations specific to a certain sector or industry.
Investment Objectives and Principal Investment Strategies
The Fund seeks to provide current income and capital appreciation. The Fund invests primarily in U.S. fixed income and floating rate securities, but may also invest in foreign securities. The Fund has no limit with respect to its portfolio maturity or duration. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. By way of example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.
U.S. fixed income and floating rate securities, including Senior Loans, in which the Fund invests are typically rated by at least one of the three major nationally recognized statistical rating organizations, with the rating representing the rating agency’s current opinion of the creditworthiness of the issuer or borrower. The Fund invests in securities of any credit rating, including securities with credit ratings below investment grade, i.e., “junk bonds” and may also invest in securities that have not been rated by a rating agency. Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Senior Loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower which generally gives the holders of secured Senior Loans a priority claim on some or all of the Senior Loan’s collateral in the event of a default.
As part of the Fund’s principal investment strategy, it will engage in a variety of short-term trading strategies, which involve the same types of risks as the Fund’s other investment strategies. These short-term trading strategies include:
Convertible Arbitrage. This strategy involves the Fund purchasing a convertible bond and selling short the underlying common stock. Generally this strategy seeks to profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock. This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.
Relative Value Arbitrage. This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry. In this example, the trade could be profitable if changing conditions in an industry affected the issuers differently.
Fixed Income Arbitrage. This strategy attempts to take advantage of a steepening of the yield curve. An example could involve the Fund buying a two year Treasury security and selling short a ten year Treasury security.
Merger Arbitrage. The strategy attempts to profit from the successful completion of corporate reorganizations. For example, the Fund may purchase the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. When the terms of the proposed transaction call for the exchange of securities, the Fund may sell short an equivalent amount of the acquiring company’s securities.

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Global Interest Rate Arbitrage. This strategy attempts to profit from interest rate differentials between two countries’ short-term rates and within a particular country’s yield curve. For example, the Fund may sell short securities denominated in a low yielding currency and invest in similar securities in a high yielding currency.
From time to time, the Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, futures contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets.
Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure.
Related Risks
This section contains greater detail on the risks an investor would face as a shareholder in the Fund based on the Fund’s investment objectives and strategies.
Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.
Interest Rate Risk. Prices of bonds and Senior Loans tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond and Senior Loan prices and, accordingly, the Fund’s share price. The longer the Fund’s effective maturity and duration, the more its share price is likely to react to interest rates. Additionally some of the trading strategies employed by the Fund attempt to take advantage of changes in the shape, or shifts, of the yield curve. The Adviser may be incorrect in its assessment of projected changes in the yield curve.
Volatility Risk. The Fund may invest in mortgage-backed and asset-backed securities, including those backed by sub-prime loans. In the past year, the market for these loans, as well as other debt securities, has experienced significant volatility, and prices for fixed income securities, while historically relatively stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity.
Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. No active trading market may exist for some Senior Loans and certain Senior Loans may be subject to restrictions on resale. The inability to dispose of Senior Loans in a timely fashion could result in losses to the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.
Market Sector Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, liquidity and credit quality of such sectors. The Fund may overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.
Prepayment and Extension Risk. When interest rates fall, the principal on Senior Loans, mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying Senior Loans and mortgages and the reinvestment of proceeds at lower interest rates can reduce the Fund’s potential price gain in response to falling interest rates, reduce the Fund’s yield, or cause the Fund’s share price to fall. When interest rates rise, the effective duration of the Fund’s Senior Loans, mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund’s sensitivity to rising rates and its potential for price declines. However, mortgage-backed securities and other asset-backed securities are also sensitive to changes in redemption patterns. This may result in such securities being subject to increased rates of prepayment not only in a declining interest rate environment, but also in a stable or rising interest rate environment. In the latter case, prepayment may increase due to the ability of obligors on sub-prime financial assets underlying the securities to improve their credit ratings and refinance their obligations in order to benefit from reduced interest rate costs.

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Counterparty Risk. The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.
Merger Arbitrage Risk. In addition to other risks of short-term trading strategies, for merger arbitrage, the proposed reorganization may be renegotiated or terminated, in which case the Fund may realize losses.
Foreign Investment Risk. The Fund’s investment in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than in the U.S. There may be less publicly available information about foreign companies than U.S. companies.
Portfolio Investments and Other Risk Considerations
There are specific restrictions on the Fund’s investments. Such restrictions are detailed in the Fund’s Statement of Additional Information (“SAI”). The Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. These practices involve potential risks which are summarized below. In addition, the SAI contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks.
Senior Loans. There is less readily available, reliable information about some Senior Loans than for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments. The Adviser relies primarily on its own evaluation of credit quality rather than on any available independent sources, therefore, the Fund is dependent on the analytical abilities of the Adviser.
Temporary Defensive Instruments. In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). During such periods, the Fund will earn less income than it would if it invested in higher yielding securities and will not be able to achieve its objective of capital appreciation since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.
Forward Roll Transactions. To enhance current income, the Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Similar forward roll transactions may include U.S. treasury and U.S. agency notes and bonds.
Options, Futures and Options on Futures. The Fund may use futures and options for hedging or speculation. Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used.
Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.
Swap Agreements. The Fund may enter into swap agreements, which are agreements between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Exchange-Traded Funds. The Fund may purchase shares of Exchange-Traded Funds (“ETFs”) holding fixed income securities. All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.
The Fund’s investment in fixed-income ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1/2%. In any event, the Fund will not invest more than 10% of its total assets in ETFs.
Impact of Certain Investments. The Fund may invest in a variety of securities, including initial public offerings and derivatives. Such investments may have a magnified performance impact on the Fund depending on the Fund’s size. The Fund may not experience similar performance as its assets grow or its investments change.
American Depositary Receipts (ADRs). The Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They include American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and are U.S. dollar-denominated.
Although ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, tax, currency and regulatory risk, by investing in ADRs rather than directly in securities of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.
Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.
Repurchase Agreements. The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons.

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The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.
Lending Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Government securities). In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.
Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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Management of the Fund
Trustees and Adviser. The Board of Trustees of the Trust has overall management responsibility. See the SAI for the names of and additional information about the Trustees and officers. The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1982 and as of April 3, 2009, managed approximately $3.1 billion in assets.
The Fund pays the Adviser an annual investment management fee on a monthly basis as follows:

As a percentage of
Fund	average daily net assets
Driehaus Active Income Fund	0.55%*

*	As previously discussed, the Adviser has entered into a written agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses, excluding dividends and interest on short sales, at 1.00% of average daily net assets. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.
Disclosure relating to the material factors and conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement will be available in the Fund’s annual report to shareholders dated September 30, 2009. Shareholder reports may be obtained by calling 1-877-779-0079, or by visiting www.driehaus.com or the SEC’s website at www.sec.gov.
Portfolio Manager – Driehaus Active Income Fund. The Fund is managed by K.C. Nelson. Mr. Nelson has been the portfolio manager for the Fund since its inception and is responsible for making investment decisions on behalf of the Fund.
Mr. Nelson received his B.A. in Economics from Vanderbilt University in 1998 and an M.B.A. from Duke University in 2004. In 1998, Mr. Nelson joined J.C. Bradford & Co., where he was an analyst in the firm’s investment banking division. In 1999, he joined Andersen Corporate Finance LLC and worked as a senior analyst primarily focusing on buy and sell-side merger and acquisitions transactions across a number of industries. In 2003, Mr. Nelson joined Akela Capital where he worked as an assistant portfolio manager focusing on convertible arbitrage. In 2006, he joined Lotsoff Capital Management where he was a senior portfolio manager of the firm’s credit-oriented strategies, including the Predecessor Fund. In 2009, Mr. Nelson joined the Adviser as portfolio manager focusing on the Adviser’s credit oriented strategies. On April 3, 2009, Mr. Nelson again began serving as the portfolio manager of the Predecessor Fund.
Assistant Portfolio Manager – Driehaus Active Income Fund. Mirsada Durakovic is an assistant portfolio manager of the Fund. Mrs. Durakovic has been an assistant portfolio manager of the Fund since its inception and supports Mr. Nelson with investment research, security selection and portfolio construction. Mrs. Durakovic has certain responsibilities for investment decision-making for the Fund, subject to Mr. Nelson’s approval.
Mrs. Durakovic received her B.A. in Finance from Loyola University in 1999 and is currently pursuing an M.B.A. from the University of Chicago. In 1999, Mrs. Durakovic joined JPMorgan Securities where she worked as an associate focusing on structured finance securitization, structured finance research and corporate loan syndications. In 2006, she joined Lotsoff Capital Management where she was an assistant portfolio manager of the firm’s credit-oriented strategies. In 2009, Mrs. Durakovic joined the Adviser as an assistant portfolio manager focusing on the Adviser’s credit oriented strategies. On April 3, 2009, Mrs. Durakovic began serving as the assistant portfolio manager of the Predecessor Fund.
Assistant Portfolio Manager – Driehaus Active Income Fund. Elizabeth Cassidy is an assistant portfolio manager of the Fund. Ms. Cassidy has been an assistant portfolio manager of the Fund since November 2009 and supports Mr. Nelson with investment research, security selection and portfolio construction. Ms. Cassidy has certain responsibilities for investment decision-making for the Fund, subject to Mr. Nelson’s approval.
Ms. Cassidy received her B.A. in Economics and French from Middlebury College in 1999 and an M.B.A. from Duke University in 2004. In 1999, Ms. Cassidy joined Credit Suisse First Boston where she was an analyst and then an associate in the firm’s Investment Banking Division, focusing on buy and sell-side merger and acquisition transactions and debt and equity financings in the consumer and industrial industries. In 2004, she joined Bank of America Merrill Lynch as an associate and then as a vice president and research

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analyst focused on distressed securities in the Corporate Principal Investing & Trading group. In November 2009, Ms. Cassidy joined the Adviser as an assistant portfolio manager of the firm’s credit oriented strategies.
Distributor. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, acts as the distributor of the Trust’s shares pursuant to a Distribution Agreement, without any sales concessions or charges to the Fund or to its shareholders. DS LLC is located at 25 East Erie Street, Chicago, Illinois 60611.
Administrator. UMB Fund Services, Inc. is the administrator for the Fund. In such capacity, UMB Fund Services, Inc. assists the Fund in aspects of its administration and operation, including certain accounting services.
Transfer Agent. UMB Fund Services, Inc. (the “Transfer Agent”) is the agent of the Fund for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.
Custodian. UMB Bank, n.a. (the “Custodian”) is the custodian for the Fund.

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Shareholder Information
Net Asset Value
The Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at the Fund’s net asset value per share next calculated after receipt of your purchase order and payment in good form. Net asset value per share is determined by dividing the difference between the values of the Fund’s assets and liabilities by the number of its shares outstanding. The Fund’s holdings are typically valued using readily available market quotations provided by an independent pricing service. Securities may be valued using methods approved by the Board of Trustees when: (i) securities cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available, or (ii) an event occurs that affects the value of a portfolio security between the time its price is determined in its local market or exchange and the close of the NYSE where the event would materially affect net asset value.
Opening an Account
1)	Read this Prospectus carefully.
2)	The Fund has the following minimum investments, which may be waived at the discretion of DS LLC:

Minimum
			Minimum	Automatic
Minimum	Minimum	Minimum	Subsequent	Investment
Initial	Subsequent	Initial IRA	IRA	Plan
Investment	Investment	Investment	Investment	(Monthly)
$25,000	$5,000	$2,000	$500	$1000
3)	Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please call 1-877-779-0079. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption privileges unless you indicate on the application that you do not want this privilege. By confirming your privileges on the New Account Application, you can avoid the delay of having to submit an additional application to change your privileges.

The Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

4)	Include your purchase check or call 1-877-779-0079 to initiate a wire purchase.

5)	To open an Individual Retirement Account (IRA), complete the appropriate Traditional or Roth IRA Application which may be obtained by visiting www.driehaus.com or by calling 1-877-779-0079. IRA investors should also read the IRA Disclosure Statement and Custodial Account Agreement for further details on eligibility, service fees, and federal tax considerations. For IRA accounts, the procedures for purchasing and redeeming shares of the Fund, and the account features, policies and fees may differ from those discussed in this Prospectus. Please call 1-877-779-0079 for additional information.

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How to Purchase Shares
1)	By Mail. Make your check payable to Driehaus Mutual Funds. The Fund accepts:
•	Your personal check, preprinted with your name and address

•	Certified personal checks
for Fund share purchases under $100,000. For purchases of $100,000 or more, the Fund accepts only wire transfers.
Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:
•	Cash

•	Credit cards

•	Cashier’s/Official checks

•	Bank drafts

•	Third party checks

•	“Starter” checks that do not have a printed name and address on them

•	Travelers checks

•	Credit card checks

•	Money orders
Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o UMB Fund Services, Inc.	c/o UMB Fund Services, Inc.
P.O. Box 2175	803 W. Michigan Street
Milwaukee, WI 53201-2175	Milwaukee, WI 53233
2)	By Wire Transfer. Call 1-877-779-0079 to initiate your purchase and obtain your account number. Then wire your investment to:
UMB Bank, n.a.
ABA #101000695
Credit: Driehaus Mutual Funds
Bank Account #: 9871878937
For Further Credit to: Investor Account Number; Name(s) of Investor(s); SSN or TIN;
Name of Fund to be Purchased
3)	Through Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds via Automated Clearing House Network Transfer (“ACH”) from your pre-designated bank account through the Automatic Investment Plan.

4)	Through ACH. Additional investments in shares of the Fund may also be made at any time by authorizing the Transfer Agent to withdraw funds via ACH from your pre-designated bank account. The Fund does not accept initial investments through ACH.

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5)	Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Fund. There are no charges or limitations imposed by the Fund, other than those described in this Prospectus, if shares are purchased (or redeemed) directly from the Fund or DS LLC.
New investors who would like to participate in the Automatic Investment Plan or make additional investments in shares of the Fund by ACH should complete the appropriate section of the account application and mail it to Driehaus Mutual Funds at the address included in the By Mail section above. Current investors should complete the Optional Account Services Form to add either or both privileges to their account(s). To obtain either form, call 1-877-779-0079 or visit www.driehaus.com.
Financial institutions that enter into a sales agreement with DS LLC or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Fund. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Fund when the Intermediary accepts the order. In certain instances, an Intermediary (including Charles Schwab & Co., Inc.) may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Fund’s behalf. The Intermediary is liable to the Fund for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.
Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their sales agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.
The Fund may pay an annual shareholder services fee not to exceed 0.25% of the Fund’s average net assets to firms that provide shareholder administrative and/or sub-transfer agency services to individual shareholders or beneficial owners where the firm maintains an omnibus account with the Fund. The shareholder services fee will be limited to 0.15% until June 1, 2010.
DS LLC makes payments, and the Adviser may make payments, out of their own resources to Intermediaries for providing shareholder servicing or distribution related activities. No payments are made by the Fund for distribution or promotion of the Fund.
General Purchase Information
Shares of the Fund are typically offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Fund does not generally sell shares to persons or entities, including foreign financial institutions and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses. However, under limited circumstances, the Fund reserves the right to sell shares to such persons or entities residing outside the U.S., its territories and possessions. The Fund reserves the right not to accept any purchase order. The Fund also reserves the right to change its investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly.
“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-deferred account (such as an IRA), buying Fund shares at a time when a Fund has undistributed income or recognized or unrecognized gains can cost you money in taxes. See “Distributions and Taxes – Buying a Distribution” below. Contact the Fund for information concerning when distributions will be paid.
Shares Purchased by Check or ACH. Shares purchased by check are subject to a 10 business day escrow period to ensure payment to the Fund. Shares purchased by ACH are subject to a 5 business day escrow period to ensure payment to the Fund. The proceeds of shares redeemed during the escrow period will be released after expiration of the escrow period.

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How to Redeem Shares
1)	By Mail. Shareholders may sell shares by writing the Fund at the following address:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o UMB Fund Services, Inc.	c/o UMB Fund Services, Inc.
P.O. Box 2175	803 W. Michigan Street
Milwaukee, WI 53201-2175	Milwaukee, WI 53233
Certain requests for redemption must be signed by the shareholder with a signature guarantee. See “Shareholder Services and Policies — Medallion Signature Guarantees.”

2)	By Telephone. You will automatically have the telephone redemption privileges when you open your account unless you indicate on the application that you do not want this privilege. You may also have redemption proceeds sent directly to your bank account by wire or ACH if you provide your bank information on your application. If you are a current shareholder, you should complete the Optional Account Services Form to add these additional redemption options to your account. You may make a telephone redemption request for up to $100,000 by calling 1-877-779-0079 and providing your account number, the exact name of your account and your social security or taxpayer identification number. See “General Redemption Information” below for specific information on payment of redemption proceeds under each payment option. The Funds reserve the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose address has changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired or electronically transferred to a bank account previously designated by you in writing.

3)	By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Fund to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

4)	Through ACH. Your redemption proceeds can be electronically transferred to your pre-designated bank account on or about the date of your redemption. There is no fee associated with this redemption payment method.

5)	Through Financial Institutions. If you bought your shares through a financial institution and these shares are held in the name of the financial institution, you must redeem your shares through the financial institution. Please contact the financial institution for this service.
General Redemption Information
Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Fund. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please call 1-877-779-0079.
Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Fund cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.
Redemptions by the Fund. The Fund reserves the right to redeem shares in any account and send the proceeds to the owner if, immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

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		Minimum IRA
Fund	Minimum Account Value	Account Value
Driehaus Active Income Fund	$5,000	$1,500
A shareholder would be notified that the account is below the minimum and would have 30 days to increase the account before the account is redeemed.
In-Kind Redemptions. The Fund generally intends to pay all redemptions in cash. However, the Fund may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the Fund, whichever is less. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash.
Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.
A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received. The redemption price received depends upon the Fund’s net asset value per share at the time of redemption. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss for federal income tax purposes.
The Fund will pay redemption proceeds, less any applicable fees, as follows:
1)	PAYMENT BY CHECK – Normally mailed within seven days of redemption to the address of record ($15 fee applies for overnight delivery; $20 for Saturday delivery.)
2)	PAYMENT BY WIRE – Normally sent via the Federal Wire System on the next business day after redemption ($15 wire fee applies) to your pre-designated bank account.
3)	PAYMENT BY ACH – Normally sent by ACH on or about the date of your redemption to your pre-designated bank account. Please consult your financial institution for additional information.
If it is in the best interest of the Fund to do so, the Fund may take up to seven days to pay proceeds from shares redeemed. The redemption price will be determined as of the time proper redemption instructions are received, in the manner described above, even if the Fund delays payment of the proceeds. For payments sent by wire or ACH, the Fund is not responsible for the efficiency of the federal wire or ACH systems or the shareholder’s financial services firm or bank. The shareholder is responsible for any charges imposed by the shareholder’s financial services firm or bank. Payment for shares redeemed within 10 business days after purchase by personal check or 5 business days after purchase by ACH will be delayed until the applicable escrow period has expired. Shares purchased by certified check or wire are not subject to the escrow period.
Policies and Procedures Regarding Frequent Purchases and Redemptions
Frequent and short-term trading in shares of the Fund, known as “market timing,” can harm long-term Fund shareholders. Such short-term trading activity can result in increased costs to the Fund for buying and selling portfolio securities and also can disrupt portfolio management strategies when the Fund needs to maintain cash or liquidate portfolio holdings to meet redemptions.
The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. The Fund’s Adviser receives trading activity information from the Transfer Agent and monitors Fund inflows and outflows for suspected market timing activity using certain activity thresholds. The Adviser monitors the trading activity of direct shareholders and trading activity through Intermediaries. This monitoring may result in the Fund’s rejection or cancellation of future purchase transactions in that shareholder’s account(s) without prior notice to the shareholder. Under current procedures, such rejection or cancellation would occur within one business day after the Adviser identifies the suspected market timing activity.

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Shares of the Fund may be purchased directly from the Fund (through the Transfer Agent) or through omnibus arrangements with broker-dealers or other Intermediaries that aggregate shareholder transactions. The Fund does not know the identity of the beneficial owners of many of the accounts opened through Intermediaries and consequently relies on the Intermediaries to comply with the Fund’s policies and procedures on frequent purchases and redemptions. In some instances, the Fund allows an Intermediary to impose frequent trading restrictions that differ from those of the Fund. Investors who purchase shares through an Intermediary should review any disclosures provided by the Intermediary with which they have an account to determine what frequent trading restrictions may apply to their account. The Fund may direct any Intermediary to block any shareholder account from future trading in the Fund if market timing is suspected or discovered.
Shareholders seeking to engage in market timing activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or Intermediaries will be able to identify these shareholders or curtail their market timing activity.
Shareholder Services and Policies
Medallion Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account activity. In addition to certain signature requirements, a medallion signature guarantee is required in any of the following circumstances:
•	A redemption request is over $100,000.

•	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.

•	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.

•	A redemption amount is to be wired to a bank other than one previously authorized.

•	To add or change bank information for wire or ACH transactions on an existing account.
At the Fund’s discretion, medallion signature guarantees also may be required for other transactions or changes to your account. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.
Telephone Transactions. Shareholders will automatically have telephone redemption by check privileges unless they indicate on their account application that they do not want this privilege. Shareholders may initially purchase shares by telephone via bank wire. Shareholders engaging in telephone transactions should be aware of the risks associated with this type of transaction as compared to written requests. Although the Fund employs reasonable procedures to confirm that instructions received by telephone are genuine, a shareholder authorizing a transaction by telephone bears the risk of any resulting losses, unless the Fund or their service providers fail to employ these measures. In such cases, the Fund or their service providers may be liable for losses arising from unauthorized or fraudulent instructions. In addition, the Fund reserves the right to record all telephone conversations. Confirmation statements for telephone transactions should be reviewed for accuracy immediately upon receipt by the shareholder.
Unusual Circumstances. During times of unusual economic or market changes, telephone redemption privileges may be difficult to implement. In addition, in unusual circumstances, the Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Fund by telephone, requests may be mailed to the Fund at the address listed in “How to Redeem Shares.”
A Note on Mailing Procedures. In order to provide greater convenience to our shareholders and cost savings to the Fund by reducing the number of duplicate shareholder mailings, only one copy of most proxy statements, financial reports and prospectuses will be mailed to households, even if more than one person in a household holds shares of the Fund. Separate shareholder statements will continue to be mailed for the Fund account. If you want additional copies or do not want your mailings to be “householded,” please call 1-877-779-0079 or write Driehaus Mutual Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175.

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Dividend Policies
Reinvestment of Distributions. Dividends and distributions payable by the Fund are automatically reinvested in additional shares of the Fund unless the investor indicates otherwise on the application or subsequently notifies the Fund, in writing, of the desire to not have dividends automatically reinvested. Reinvested dividends and distributions are treated the same for federal income tax purposes as dividends and distributions received in cash.
Distributions and Taxes
Payment of Dividends and Other Distributions. The Fund pays its shareholders dividends from its investment company taxable income (determined without regard to the deduction for dividends paid), and distributions from any realized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards from prior years). Dividends and distributions are generally paid once a year. The Fund intends to distribute at least 98% of any ordinary income for the calendar year (not taking into account any capital gains or losses), plus 98% of capital gain net income realized during the 12-month period ended October 31 in that year, if any. The Fund intends to distribute in the following year any undistributed ordinary income and capital gain net income from that year.
Mark to Market Election. Because the Predecessor Fund elected as a trader in securities to mark to market its portfolio of securities at the end of each taxable year, the Fund will also be required to mark to market its portfolio securities at the end of each taxable year for federal income tax purposes. The mark to market rules require a trader making the election to recognize gain or loss with respect to the securities held in connection with its trade or business of trading in securities at the end of each taxable year as if the trader had sold the securities for their fair market value on the last business day of the taxable year. Any gain or loss recognized on such deemed sales or on any actual sales of the Fund’s portfolio securities will be treated as ordinary income or loss.
Federal Income Tax Status of Dividends and Other Distributions. Distributions by the Fund of investment company taxable income (determined without regard to the deduction for dividends paid) are generally subject to federal income tax at ordinary income tax rates. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 70% dividends received deduction available to corporate shareholders under the Internal Revenue Code of 1986, as amended (the “Code”) or the reduced rates of federal income taxation for “qualified dividend income” currently available to individual and other noncorporate shareholders under the Code, provided certain holding period and other requirements are satisfied. However, dividends received by the Fund from foreign corporations are not expected to qualify for the dividends received deduction, and dividends received from certain foreign corporation may not qualify for treatment as qualified dividend income. The reduced rates of federal income taxation applicable to qualified dividend income will expire for taxable years beginning after December 31, 2010. It is not expected that a significant portion of the Fund’s distributions will qualify for the dividends received deduction or qualified dividend income treatment Distributions of net capital gains, if any, are generally taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of the Fund. As a result of the mark to market election described above, it is not anticipated that the Fund will make any distributions of net capital gain. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to its shareholders annually. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared to shareholders of record in the last three months of the calendar year and paid in the following January are taxable as if paid on December 31 of the year declared.
Taxability of Distributions to Individuals and Other Noncorporate Shareholders
(taxable years beginning in 2009)

	Federal Income Tax Rate for	Federal Income Tax Rate for
Type of Distribution	15% Bracket or lower	25% Bracket or above
Income Dividends	ordinary income rate	ordinary income rate
Short-term Capital Gains	ordinary income rate	ordinary income rate
Long-term Capital Gains	0%	15%
Qualified Dividend Income	0%	15%
Buying a Distribution. A distribution paid after an investor purchases shares of the Fund will reduce the net asset value of the shares by the amount of the dividend or distribution, but such dividend or distribution nevertheless will be taxable to such shareholder even if it represents a return of a portion of the shareholder’s investment.

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Redemption of Fund Shares. If a shareholder redeems Fund shares in an account (other than a tax-deferred account such as an IRA), it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares redeemed, the shareholder may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shareholder held the shares for more than one year. If the shareholder held the shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Shareholders may be limited in their ability to utilize capital losses. Any loss realized on sales of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.
Backup Withholding. The Fund may be required to withhold federal income tax (“backup withholding”) at a 28% rate from dividends, distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:
•	An investor fails to furnish the Fund with the investor’s properly certified social security or other taxpayer identification number;

•	An investor fails to properly certify that the investor’s taxpayer identification number is correct or that the investor is not subject to backup withholding due to the underreporting of certain income; or

•	The Internal Revenue Service (“IRS”) informs the Fund that the investor’s taxpayer identification number is incorrect or that the investor is subject to backup withholding.
Taxation of Non-U.S. Shareholders. Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.
Certifications of federal income tax status are contained in the account application that should be completed and returned when opening an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return, provided certain information is provided to the IRS.
The foregoing discussion of U.S. federal income taxation is only a general summary. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local or foreign tax consequences of ownership of Fund shares before making an investment in the Fund.

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For More Information
More information on this Fund is available without charge, upon request, including the following:
Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a letter from the Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during the Fund’s last fiscal period.
Statement of Additional Information (SAI)
The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference.
To Obtain Information:
By Telephone
Call 1-877-779-0079
By Mail
Write to:
Driehaus Mutual Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
On the Internet
Text-only versions of Fund documents, including the SAI, annual and semi-annual reports can be viewed online or downloaded without charge from: www.driehaus.com or the SEC at http://www.sec.gov.
You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (1-202-551-8090) or by sending your request by email to publicinfo@sec.gov or to the SEC’s Public Reference Section, Washington, DC 20549 (a duplicating fee is charged).
© 2009, Driehaus Mutual Funds
1940 Act File No. 811-07655

Statement of Additional Information Dated May 6, 2009 as supplemented June 26, 2009 and November 25, 2009
DRIEHAUS MUTUAL FUNDS
25 East Erie Street
Chicago, Illinois 60611
1-877-779-0079
DRIEHAUS ACTIVE INCOME FUND
(the “Fund”)
This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Fund’s prospectus dated May 6, 2009 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by calling 1-877-779-0079.
The Fund commenced operations on June 1, 2009, following the reorganization of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) into the Fund, a series of the Driehaus Mutual Funds. The Predecessor Fund was a nondiversified open-end management investment company. The financial statements for the Predecessor Fund were audited by Deloitte & Touche LLP, independent registered public accounting firm, and are incorporated by reference in this SAI and are incorporated by reference to the Predecessor Fund’s 2008 Annual Report. A copy of the Predecessor Fund’s Annual Report is available, without charge, by calling 1-877-779-0079.

GENERAL INFORMATION AND HISTORY
Driehaus Active Income Fund (the “Fund”) is a nondiversified series of Driehaus Mutual Funds (the “Trust”), an open-end management investment company. The Fund commenced operations on June 1, 2009, following the acquisition of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”), a nondiversified series of an open-end management investment company, Lotsoff Capital Management Investment Trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Driehaus Capital Management LLC (“DCM” or the “Adviser”) provides management and investment advisory services to the Fund. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996, as subsequently amended, and as of the date of this SAI has seven series, including the Fund. The Trust or the Fund may be terminated (i) by the affirmative vote of at least two-thirds of the outstanding shares of the Trust (or Fund) at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by at least two-thirds of the outstanding shares, or (iii) by the Trustees by written notice to shareholders. The Trust may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize.
Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of the Fund, and all shares of the Fund have equal rights in the event of liquidation of the Fund.
As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of Trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the series, except that shares are voted by an individual series when required by the 1940 Act or other applicable law, or when the Board determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters.
PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS
General Investment Risks
As with all investments, at any given time the value of your shares in the Fund may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Fund which will go up and down depending on the performance of the issuer of the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Fund’s style, the Fund’s gains may not be as big as, or its losses may be larger than, those of other funds using different investment styles.
The Fund invests primarily in U.S. fixed income and floating rate securities, both investment and non-investment grade quality. The Fund is actively managed taking both long and short positions and may invest in derivatives, including for speculative purposes. In view of this, the Fund may be subject to above-average risk.
The Fund may invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Corporate Debt Securities
The Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The Fund can invest in corporate securities of any rating. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money-market index, like the London Interbank Offered Rate (“LIBOR”), or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.
The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
High Yield Securities
The Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.
The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.
The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the

Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.
The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.
Special federal income tax considerations are associated with investing in zero coupon or pay-in-kind securities. For federal income tax purposes, the Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify as a regulated investment company for federal income tax purposes. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield securities, the achievement of its investment objectives may be more dependent on the Adviser’s own credit analysis than is the case for higher quality bonds.
Convertible Securities
The Fund may invest in convertible debt securities. The Fund may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.
Duration and Portfolio Maturity
The Fund invests without regard to maturity or duration limitations. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. The Adviser will adjust the duration and maturity of the Fund’s portfolio based on the Adviser’s interest rate outlook.

U.S. Government Securities
The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.
Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“Sallie Mae”) are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. For a discussion of the placement of Fannie Mae into conservatorship, please see the discussion below under “Mortgage-Backed Securities and Other Asset-Backed Securities.”
Mortgage-Backed Securities and Other Asset-Backed Securities
The Fund may invest in residential and commercial mortgage-backed securities as well as other asset-backed securities that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets (“Asset-Backed Collateral”) and are issued by Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. Mortgage-backed securities include: (1) “Government Agency Mortgage-Backed Securities”; (2) “Privately-Issued Mortgage-Backed Securities”; and (3) collateralized mortgage obligations and multiclass pass-through securities. These securities represent interests in specific Asset-Backed Collateral in which periodic payments of interest on and/or principal of the Asset-Backed Collateral are made, thus, in effect, passing through periodic payments made by the individual borrowers on the Asset-Backed Collateral underlying those securities, net of any fees paid to the servicer, any third party credit enhancement provider or any guarantor of the securities. Mortgage-backed securities are typically issued in separate tranches that are secured by the same pool of Asset-Backed Collateral but vary with respect to risk and yield because of payment priority of one tranche over another. The Asset-Backed Collateral underlying securities purchased by the Fund may include sub-prime mortgage loans or non-traditional mortgage loans.
Non-mortgage asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables, as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.
Like other fixed income securities, when interest rates rise the value of a fixed rate asset-backed security generally will decline; however, when interest rates decline, the value of a fixed rate asset-backed security that permits prepayment may not increase as much as that of other fixed income securities that do not permit prepayment without penalty. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other short-term instruments. With respect to mortgage-backed securities, the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. While the secondary market for asset-backed securities is ordinarily quite liquid, during an economic downturn or when the underlying mortgage rates are being reset the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating (or both) such securities.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage backed securities issued by the instrumentalities, in an effort to help create more affordable mortgage rates for homeowners and enhance the liquidity of the mortgage market. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above will be successful.
Government Agency Mortgage-Backed Securities
Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.
The Government Agency Mortgage-Backed Securities in which the Fund may invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.
Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.
Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.
Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government. For a discussion of the placement of Fannie Mae into conservatorship, please see the discussion above under “Mortgage-Backed Securities and Other Asset-Backed Securities.”
Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.
Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States government. For a discussion of the placement of Freddie Mac into conservatorship, please see the discussion above under “Mortgage-Backed Securities and Other Asset-Backed Securities.”
Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized mortgage-backed securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.
The Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.
Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-backed securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other mortgage-backed securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a real estate mortgage investment conduit for federal income tax purposes.
In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Fund may invest in such high-risk, derivative mortgage-backed securities.
Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.
Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the mortgage-backed securities in which the Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.
There are various types of indices which provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the NAV of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.
Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.
Miscellaneous. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.
Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.
No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Trust’s Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.
Senior Loans
The Fund may invest in Senior Loans. Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities (each a “Borrower” or collectively the “Borrowers”). These Borrowers operate in a variety of industries and across geographic regions. Senior Loans generally have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of secured Senior Loans a priority claim on some or all of the collateral underlying the Senior Loan in the event of a default by the Borrower. The Fund may invest in both fixed and floating rate loans. Investing in Senior Loans does involve investment risk and some Borrowers default on their Senior Loan repayments.
A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors. For a secured Senior Loan, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market (“Assignments”). Loan interests may also take the form of participation interests in a Senior Loan (“Participations”). Senior loans primarily include senior floating rate loans and interests therein. Senior loans also include senior debt obligations that are in the form of notes rather than loan agreements and certain structured products with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such products. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.
The Fund typically purchases Assignments from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the relevant loan agreement of the assigning Loan Investor. Under an Assignment, the Fund becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. However, Assignments may be arranged through private negotiations between potential assignees and potential assignors and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.
Participations typically result in the Fund having a contractual relationship only with such Loan Investor, not with a Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing a Participation, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general unsecured creditor of such Loan Investor. In the case of loan Participations where a bank or other lending institution serves as a financial intermediary between the Fund and the Borrower, if the Participation does not shift to the Fund the direct debtor-creditor relationship with the Borrower, the Fund may be required, in some circumstances, to treat both the lending bank or other lending institution and the Borrower as issuers for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying Borrowers represent many different companies and industries.

The Adviser generally relies on its own credit analysis of Borrowers and not on the analysis prepared by ratings agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower of its securities limiting the Fund’s investments. There is no limit on the percentage of the Fund’s assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the quality of Borrowers and other factors. A serious deterioration in credit quality of a Borrower could cause a permanent decrease in the Fund’s net asset value.
Most of the Fund’s Senior Loan investments will be secured by specific assets of the Borrower. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (1) working capital assets such as cash, accounts receivable and inventory, (2) tangible fixed assets such as buildings, equipment and real property, (3) intangible assets such as patent rights and trademarks and/or (4) security interests in shares of common and preferred stock of subsidiaries or affiliates. Collateral may sometimes include guarantees or other credit support by affiliates of the Borrower. In some cases, Senior Loans may be secured only by stock in the Borrower or its subsidiaries. The Fund may also invest in Senior Loans not secured by any collateral. Collateral securing a Senior Loan may decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause a Senior Loan to be under-secured. In most credit agreements, there is no formal requirement to pledge additional collateral. Collateral may consist of assets that may not be readily liquidated and there is no assurance that the liquidation of such assets would satisfy a Borrower’s obligations under a Senior Loan. In the event of default by the Borrower, it is possible although unlikely, that the Fund could receive a portion of the Borrower’s collateral. If the Fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the Fund’s portfolio.
Certain Borrowers must comply with various restrictive covenants contained in a loan agreement between the Borrower and the holders of the Senior Loan. In addition to requiring scheduled payment of interest and principal, such covenants may include: (1) restrictions on dividend payments and other distributions to stockholders, (2) provisions requiring the Borrower to maintain specific minimum financial ratios, (3) limits on total debt and/or (4) provisions requiring mandatory prepayments. A breach of covenant that is not waived by the Agent of the Loan Investor directly is normally an event of acceleration whereby the Agent or Loan Investor has the right to call the outstanding Senior Loan. The typical practice of the Agent or Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. Under a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the loan agreements, such as waiving a breach of covenant. However, the holder of a Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, interest rate and payment dates.
With a typical Senior Loan, the Agent administers the terms of the loan agreement and has the right to monitor collateral. The Agent is generally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Agent is typically responsible for monitoring compliance with covenants in the loan agreement based on reports prepared by the Borrower. The Borrower compensates Agent for providing these services under a loan agreement and such compensation may include special fees. The Fund will rely on the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Failure by the Agent or intermediate participant to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Unless the terms of the Participation agreement gives the Fund direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate remedies against the Borrower. If an Agent is terminated, a successor Agent would generally be appointed and the assets held by the terminated Agent should remain available to the holders of Senior Loans. However, if the assets held by the Agent on behalf of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in payment on a Senior Loan or suffer a loss of principal and/or interest. Similar risks might arise in situations involving intermediate participants.

In the process of buying, selling and holding Senior Loans, the Fund may pay and may receive various fees and commissions including but not limited to facility fees, commitment fees, letter of credit fees, amendment fees and prepayment penalty fees. These fees are in addition to interest payments received.
Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan based on certain events. The degree to which Borrowers prepay Senior Loans may be affected by, among other things, the general business conditions, the financial condition of the Borrower and competitive conditions among Loan investors. Therefore, prepayments can’t be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may receive both a prepayment penalty fee from the Borrower and a facility fee if the Fund elects to purchase a new Senior Loan with the proceeds from the prepayment of the former.
The Fund may purchase and retain a Senior Loan where the Borrower has experienced or may likely experience credit problems including involvement in or emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. In such situations, the Fund may determine or be required to accept equity securities or junior debt in exchange for all or a portion of a Senior Loan.
When the Fund has an interest in certain Senior Loans (for example, in a revolving line of credit), the Fund may have an obligation to make additional loans upon demand by the Borrower. These commitments may have the effect of requiring the Fund to increase its investment in a Borrower at a time when it would not have otherwise done so. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments to cover such obligations.
Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively impact the Fund’s performance. Such action by the court could be based, for example, on a “fraudulent conveyance” claim or failure to perfect a security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of the Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Senior Loan, or the Fund could also have to refund interest.
Participations and Assignments involve credit risk, interest rate risk and liquidity risk as well as the potential liability associated with being a lender. If the Fund purchases a Participation, it may only be able to enforce its rights through the participating Loan Investor and may assume the credit risk of both the Loan Investor and Borrower. Senior Loans generally are not listed on any national securities exchange or automated quotation system and a less active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. Illiquid securities are difficult to value. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Other than certain restrictions on the amount of illiquid securities that can be held by the Fund, the Fund has no other limitation on the amount of Senior Loans it may hold. If a substantial portion of the Fund’s assets are invested in Senior Loans, it may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price and could result in capital losses to the Fund and its shareholders. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject them to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Adviser. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.
Derivatives
From time to time, the Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). A derivative is a financial instrument which has a value that is based on — or “derived from” — the values of other assets, reference rates, or indexes. These derivative transactions will involve forward contracts, future contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets.
Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion below on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion below on “Swaps”), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.
Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The successful use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Options on Securities
An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.
One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.
Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.
To terminate its obligation on a call which it has written, the Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be “covered.” For a call to be “covered”: (a) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).
When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.
Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.
When the Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Fund must be “covered.” For a put to be “covered”, the Fund must maintain cash or liquid securities equal to the option price.
Futures Contracts and Options on Futures Contracts
The Fund may purchase and write (sell) interest rate/debt futures contracts, and may purchase put and call options and write call options on interest rate/debt futures contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. An interest rate/debt futures contract obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.
A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market — a futures exchange — that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Fund will maintain cash or liquid securities sufficient to cover their obligations under each futures contract into which they enter.
Successful use of interest rate/debt futures contracts and options on interest rate/debt futures contracts by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of debt instruments held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.
When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.
Some futures and options strategies tend to hedge the Fund’s positions against price fluctuations, while other strategies tend to increase market exposure. The extent of the Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.
The Trust, on behalf of the Fund, has claimed an exemption from the definition of the term “commodity pool operator” available to qualifying entities pursuant to Regulation 4.5 promulgated by the Commodity Futures Trading Commission. Accordingly, the Fund is not subject to registration or regulation as a “commodity pool operator.”
When the Fund purchases or sells a futures contract, the Fund “covers” its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.
The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.
The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.
Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.
Limitations on Options and Futures
Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.
Special Risks of Hedging Strategies
Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used.
Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.
Short Sales
The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.
Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.
Swaps
A swap agreement is a derivative that is subject to the risks discussed above in “Derivatives.” A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment.
Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
When-Issued and Delayed-Delivery Securities
To ensure the availability of suitable securities for its portfolio, the Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
When-issued securities represent securities that have been authorized but not yet issued. The Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
Mortgage Dollar Rolls
The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities.
The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a dollar roll for which there is an offsetting cash or liquid security position. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.
Foreign Currency Transactions
The Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts). The Fund may enter into foreign currency transactions for any purpose consistent with the Fund’s investment objectives, such as seeking opportunities for income and capital gains.
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of the Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Foreign Securities
The Fund may invest in securities of foreign issuers. The Fund may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities. As an operating policy, the Fund may invest up to 15% of its total assets in bonds issued by foreign issuers that are U.S. dollar-denominated and up to 5% of its total assets in bonds of foreign issuers denominated in foreign currencies.
The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.
The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a federal income tax credit for the Fund’s shareholders, unless the Fund meets certain requirements, which it is not expected to satisfy. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.
Rule 144A Securities
The Fund may purchase securities that have been privately placed but are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In determining whether a Rule 144A security is liquid or not, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
Lending of Portfolio Securities
Subject to restriction (3) under “Investment Restrictions” in this SAI, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
Money Market Instruments
The Fund may invest in cash and money market securities. The Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.
The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-l or A-2 by Standard & Poor’s Corporation or Prime-l or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.
Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.
The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.
Rights and Warrants
The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.
Real Estate Investment Trusts
A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed for federal income tax purposes as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify as a REIT under the Code or to maintain exemption from the 1940 Act.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.” Under a reverse repurchase agreement, the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.
Inflation-Indexed Bonds
The Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers payout the inflation accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income in the year the adjustment is made, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
INVESTMENT RESTRICTIONS
The Fund operates under the following fundamental investment restrictions, which, together with the investment objectives and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. The Fund may not:
(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;
(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;
(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);
(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;
(5)	invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.
The Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:
(1)	invest in companies for the purpose of exercising control or management;

(2)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);
(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with other permitted investment techniques;
(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.
For purposes of these investment restrictions, subsequent changes in the Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action, except that if illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.
SELECTIVE DISCLOSURE OF THE FUND’S PORTFOLIO HOLDINGS
It is the policy of the Fund, DCM and Driehaus Securities LLC (“DS LLC” or the “Distributor”) that non-public information about the Fund’s portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on the basis of the Fund’s Portfolio Holdings (“Authorized Recipients”), (c) is consistent with DCM’s fiduciary duties as an investment adviser, the duties owed by DS LLC as a broker-dealer to its customers or the duties owed by the Fund to its shareholders and (d) will not violate the antifraud provisions of the federal securities laws (“Disclosure Conditions”). The purpose of this policy is to prevent abusive trading in shares of the Fund, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s, DCM’s and DS LLC’s Code of Ethics.
Authorized Recipients of Portfolio Holdings information are: (a) the Trust’s officers and Trustees in their capacity as such; (b) officers, directors or employees of DCM and DS LLC who need the information to perform their duties; (c) outside counsel to the Trust, DCM or DS LLC and independent Counsel to the Trust’s independent Trustees in their capacity as such; (d) the independent registered public accounting firm (the “auditors”) for the Fund, DCM or DS LLC; (e) the auditors conducting the performance verifications for DCM, DS LLC and/or their affiliates; (f) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust, DCM or DS LLC; (g) third-party service providers to the Fund, DCM or DS LLC, such as the Fund’s custodian; the Fund’s administrator, fund accountant and transfer agent; DCM’s proxy-voting service; the Fund’s pricing service; and “best execution” analysts retained to evaluate the quality of executions obtained for the Fund, provided their contracts with the Fund, DCM and DS LLC contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (h) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust, DCM or DS LLC appropriately limiting their use of the information; and (i) such other Authorized Recipients as may be pre-approved from time to time by DCM’s Chief Executive Officer, President or General Counsel.
Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Fund to customers, such as financial planners, broker-dealers or other intermediaries, unless the Disclosure Conditions are satisfied. However, the Fund, DCM or DS LLC may make disclosure of a limited number of Portfolio Holdings, provided the Fund is not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose. For example, in the normal course of business, the Adviser in discussions about the Fund with current and potential institutional shareholders conducting due diligence on an on-going basis about the Fund may occasionally and incidentally mention specific Portfolio Holdings that have not been previously disclosed. The Fund and the Adviser do not believe that these disclosures will harm the Fund.

The Fund will post its Portfolio Holdings information on its website 30 days after month-end. Sector weightings, portfolio characteristics and performance will be posted periodically. All Portfolio Holdings information is available at www.driehaus.com. Portfolio Holdings information is also available upon request after the website posting and quarterly on Form N-Q or Form N-CSR. These filings are described below.
The Fund’s Portfolio Holdings posted on the website and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular Portfolio Holdings may be withheld if it is in the Fund’s best interest to do so.
DCM and DS LLC shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with DCM or DS LLC) in connection with the release of the Fund’s Portfolio Holdings.
DCM’s General Counsel is responsible for reviewing the agreements between the Trust, DCM or DS LLC and the third-party service providers, consultants, rating and ranking organizations and any pre-approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. DCM’s Chief Compliance Officer is responsible for monitoring compliance with the Fund’s pre-approval and disclosure restrictions. The Trust’s Treasurer, working with the Trust’s counsel, is responsible for ensuring the accuracy and completeness of the Prospectus and SAI disclosure requirements. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Fund, DCM and DS LLC with the policies and procedures on selective disclosure of the Fund’s Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.
The Fund’s Portfolio Holdings must be filed with the Securities and Exchange Commission (the “SEC”) within 60 days of quarter-end. The Portfolio Holdings are available on the Fund’s website at www.driehaus.com within five business days after filing with the SEC and are available on the website for at least six months from the posting date.
PURCHASES AND REDEMPTIONS
How to purchase and redeem Fund shares is discussed in the Prospectus. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Fund of any such purchase order.
The Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.
The Trust intends to pay all redemptions in cash and will pay cash for all redemption orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions are made in kind, the proceeds are taxable for federal income tax purposes in the same manner as a redemption for cash and the redeeming shareholder might incur transaction costs in selling the securities received in the redemption.
The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

NET ASSET VALUE
The net asset value per share of the Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board, the net asset value of the Fund should be determined on any such day, in which case the determination will be made as of 3:00 p.m. Central time. In the event that the NYSE adopts different trading hours on a temporary basis, the Fund’s net asset value will be computed at the close of the exchange.
Equity securities, including ADRs and ETFs, that are traded on a stock exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded on Nasdaq will be valued at the Nasdaq official closing price or at the mean between the closing bid and asked prices if there are no sales. Other over-the-counter securities are valued at the mean between the closing bid and asked prices.
Long-term fixed income securities are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service, as discussed below. Debt securities with maturities of 60 days or less are valued (i) at amortized cost if their term to maturity from date of purchase is less than 60 days, or (ii) by amortizing, from the 61st day prior to maturity, their value on the 61st day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.
U.S. government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.
Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time. Swap agreements are valued at fair value based on the evaluation of an independent pricing service.
Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 3:00 p.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.
Securities and assets for which market quotations are not readily available or for which the Adviser’s Pricing Committee determines that the valuations provided using the foregoing methods do not accurately reflect current market value are valued at fair value as determined in good faith by the Adviser’s Pricing Committee under procedures established by and under the general direction and supervision of the Board. Securities and situations in which such fair value pricing may be required include, but are not limited to: (i) illiquid securities, including “restricted” securities and private placements for which there is no public market; (ii) options not traded on a securities exchange; (iii) securities of an issuer that has entered into a restructuring; (iv) securities whose trading has been halted or suspended; (v) fixed income securities that have gone into default and for which there is not a current market value quotation; (vi) U.S. government securities and other fixed income securities when events have occurred subsequent to the close of trading for such securities and the close of the NYSE that would materially impact their value; and (vii) when the portfolio manager believes the market quotation does not reflect the fair value.
The Fund uses independent pricing services approved by the Board. Unless priced at fair value in good faith by the Adviser’s Pricing Committee under procedures established by and under the general direction and supervision of the Board, prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Prices of bonds provided by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing.

TRUSTEES AND OFFICERS
The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. Seventy-five percent of the Trust’s Board members are not affiliated with the Adviser or the Distributor. Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis. The following table sets forth certain information with respect to the Trustees of the Trust. The Trustees oversee each series of the Trust, which at the date of this SAI consists of seven series, including the Fund.

	Position(s)	Term of Office
Name, Address and	Held with the	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Held by Trustee
INTERESTED TRUSTEE:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum.

INDEPENDENT TRUSTEES:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

The following table sets forth certain information with respect to the other officers of the Trust.

Position(s)
Name, Address and Year	Held with the	Length of	Principal Occupation(s) During Past 5
of Birth	Trust	Time Served	Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Advisor to Adviser and Distributor from April to September 2006; Chief Operating Officer, Aris Capital Management from 2003-2006; President and Chief Executive Officer with Banc of America Capital Management from 1993-2003.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Vice President and Treasurer of USVI since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Vice President and Counsel, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) (“PNC”) (financial services company) since 2008; Vice President and Associate Counsel, PNC from 2003 to 2007.

Jeannette L. Lewis 25 East Erie Street Chicago, IL 60611 YOB: 1963	Assistant Secretary	Since 2008	Assistant Secretary of the Adviser and Distributor since 2008; Assistant General Counsel of the Adviser and Distributor since 2007; and, from June 2004 through June 2007, Associate Regional Director (Investment Management Examination Program) of the Chicago Regional Office of the U.S. Securities and Exchange Commission, where she had positions of increasing responsibility in both enforcement and regulation since 1988.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Assistant Vice President and Manager, PNC (financial services company) since 2008; Sr. Regulatory Administrator, PNC from 2007-2008; Regulatory Administrator, PNC from 2004-2007; Sr. Project Specialist, PNC from 2000-2004.

Board Committees: The Trust’s Board has the following committees:
Audit Committee. The Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, monitors the Fund’s accounting policies and internal control systems, and performs such other tasks as the full Board deems necessary or appropriate. The Board has adopted a written charter setting forth the Audit Committee’s responsibilities. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. All independent Trustees serve as members of the Audit Committee. The Audit Committee held three meetings during the Trust’s last fiscal year.
Pricing Committee. The Pricing Committee reviews pricing procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the pricing procedures and performs such other tasks as the full Board deems necessary. Richard H. Driehaus is the sole member of the Pricing Committee. The Pricing Committee held 26 meetings during the Trust’s last fiscal year.
Executive Committee. The Executive Committee is authorized to exercise all powers of the Board, subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus and A.R. Umans. The Executive Committee did not hold any meetings during the Trust’s last fiscal year.
Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board and to oversee the administration of the Board Governance Guidelines and Procedures. All independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings during the Trust’s last fiscal year.
COMPENSATION OF TRUSTEES
Officers and the Trustee affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, Trustees who are not affiliates of the Adviser (“independent Trustees”) are paid $6,000 for each regular Board meeting attended, except for the Chairman who receives $7,500 for each regular Board meeting attended. The independent Trustees receive $2,000 for each committee and telephonic Board meeting attended, and are reimbursed for out-of-pocket expenses. The independent Trustees also receive an annual retainer of $15,000 from the Trust. The Trust has no retirement or pension plan. The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2008 to each of the independent Trustees:

Total Compensation
Name of Trustee	From the Trust*
Francis J. Harmon	$47,000
A. R. Umans	$53,000
Daniel F. Zemanek	$45,000

*	Because the Fund did not commence operations until after the fiscal year end, no fees were paid by the Fund for services to the Fund during the year.

TRUSTEES’ OWNERSHIP OF FUND SHARES
As the Driehaus Active Income Fund did not commence operations until after December 31, 2008, the Trustees did not own any shares of the Fund as of December 31, 2008.
The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned as of December 31, 2008 in all of the series of the Trust:

	Interested Trustee	Non-Interested Trustees
	Richard H. Driehaus	Francis J. Harmon	A.R. Umans	Daniel F. Zemanek
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000
PRINCIPAL SHAREHOLDERS
As of May 6, 2009, no persons known to the Trust to be beneficial or record owners (having sole voting and dispositive power) of 5% or more of the shares of beneficial interest of the Fund. Persons are deemed to control the Fund when they own beneficially over 25% of the Fund’s outstanding shares. As a result, those persons could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of that Fund and therefore can control the Fund and determine the outcome of a Shareholders Meeting. Genworth Financial Trust Company (“Genworth”) is a beneficial owner of 99.9% of the outstanding shares of the Predecessor Fund. Accordingly, it is expected that upon the reorganization of the Predecessor Fund into the Fund, Genworth will be a control person of the Fund.
HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER
Seventy-five percent of the Board members are classified under the 1940 Act as not being “interested persons” of the Trust and are often referred to as “independent Trustees.” In addition to investing in the various other funds of the Trust, independent Trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The independent Trustees may also, from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.
The following table sets forth, as of December 31, 2008, the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser. This information is provided for each applicable independent Trustee and his immediate family members. As noted below, Mr. A.R. Umans and his immediate family members owned interests in the Driehaus Institutional Mid Cap, L.P. and the Driehaus Large Cap Growth Fund, L.P. which were reorganized into Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund, other series of the Trust, respectively, on April 24, 2009.

	Name of Owners and
Name of	Relationships to		Value of	Percent of
Trustee	Trustee	Company	Securities(1)	Class
A.R. Umans	A.R. Umans; Mrs. Umans(spouse)	Driehaus Institutional Mid Cap, L.P.	$360,401	1.92%

	Mrs. Umans (spouse)	Driehaus Institutional Small Cap, L.P.	$178,663	0.94%

	A.R. Umans; Mrs. Umans(spouse)	Driehaus Large Cap Growth Fund, L.P.	$174,292	0.78%

	A.R.Umans; Mrs. Umans (spouse)	Driehaus Micro Cap Fund, L.P.	$104,295	0.40%

Francis J. Harmon	Margaret A. Harmon Revocable Trust Dated 08/18/97 (spouse)	Driehaus Associates Fund	$115,243	0.24%

(1)	Interests in limited partnerships or limited liability companies.
INVESTMENT ADVISORY SERVICES
The Adviser is controlled by Richard H. Driehaus. The principal nature of Mr. Driehaus’ business is investment advisory and brokerage services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.
The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.
Any expenses that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Fund that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board. In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 0.55%, of average net assets of the Fund. The Adviser has entered into a written agreement to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to cap the Fund’s ordinary operating expenses, excluding dividends and interest on short sales, at 1.00% of average daily net assets for a period of one year from the Fund’s commencement of operations. For a period of one year from the Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s ordinary annual operating expenses, excluding dividends and interest on short sales, remain below the 1.00% cap.
Code of Ethics. The Adviser, the Trust and the Distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Access persons (as defined in the code of ethics) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities unless there is a permitted code exception, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances in accordance with stated criteria after review by appropriate personnel.
Proxy Voting. The Board has delegated to the Adviser the responsibility for determining how to vote proxies relating to the Fund’s portfolio securities, and the Adviser retains the final authority and responsibility for such voting. The Adviser has provided the Fund with a copy of its written proxy voting policy, and it documents the reasons for voting, maintains records of the Fund’s voting activities and monitors voting activity for potential conflicts of interest.
In order to facilitate this proxy voting process, the Adviser has retained a proxy voting service to assist the firm with in-depth proxy research, vote execution, and the necessary record keeping. The proxy voting service is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, the proxy voting service delivers to the Adviser voting reports that reflect the Fund’s voting activities, enabling the Fund to monitor voting activities performed by the Adviser.
The Adviser’s proxy voting policy sets forth the general voting guidelines that the proxy voting service follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, whether it would be in the best interests of the affected fund for the proposal to pass or not pass. The proxy voting service performs company-by-company analyses, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. The Adviser generally follows the proxy voting service’s recommendations and does not use its discretion in the proxy voting decision. For this reason, proxies are voted in the Fund’s best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of the Adviser.
A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities as well as information regarding how the Fund voted proxies during the 12-month period ended June 30th is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Fund’s website at www.driehaus.com.
Trade Allocation. The Adviser manages not only the Fund but other investment accounts. Simultaneous transactions may occur when the Fund and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions and prices for the Fund.
Portfolio Managers
Description of Compensation. The portfolio manager and assistant portfolio managers are paid a fixed salary plus a bonus. Each receives a bonus that is calculated as a percentage of advisory fees on the Fund and other accounts managed. In addition, for the Fund, they receive an additional percentage of advisory fees if the performance of the Fund exceeds a risk adjusted return formula. In addition, each receives a percentage of any performance fees earned by the other accounts, if applicable. Mrs. Durakovic and Ms. Cassidy are also eligible for a discretionary bonus which is determined as a percentage of advisory fees of the Fund. In addition, Mr. Nelson and Mrs. Durakovic are eligible for commissions based on a percentage of management fees to the extent that they bring a new client relationship to the Adviser. Each received a signing bonus upon the commencement of their employment with the Adviser. If the Adviser declares a profit sharing plan contribution, the portfolio manager and assistant portfolio manager also would receive such contribution. Mr. Nelson is eligible to participate in a deferred compensation plan and an equity purchase plan available to certain key employees of the Adviser.
Other Accounts. The table below discloses other accounts for which the portfolio manager and assistant portfolio manager are primarily responsible for the day-to-day portfolio management as of April 3, 2009, unless otherwise noted.

					Total Assets
				# of Accounts	that Advisory
		Total	Total	Managed that	Fee Based on
		# of	Assets	Advisory Fee	Performance
Name of Portfolio		Accounts	(000,000s	Based on	(000,000s
Manager	Type of Accounts	Managed	omitted)	Performance	omitted)
1. K.C. Nelson	Registered Investment Companies:	1	$666.0	0	$0
	Other Pooled Investment Vehicles:	1	$10.8	1	$10.8
	Other Accounts:	0	$0	0	$0

2. Mirsada Durakovic	Registered Investment Companies:	1	$666.0	0	$0
	Other Pooled Investment Vehicles:	1	$10.8	1	$10.8
	Other Accounts:	0	$0	0	$0

3. Elizabeth Cassidy*	Registered Investment Companies:	1	$1,167.6	0	$0
	Other Pooled Investment Vehicles:	1	$22.6	1	$22.6
	Other Accounts:	0	$0	0	$0

*	This information is presented as of November 9, 2009.
As shown in the table above, Mr. Nelson, Mrs. Durakovic and Ms. Cassidy, the Fund’s portfolio manager and assistant portfolio managers, respectively, manage the assets of one registered investment company (a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for the Adviser. As of April 3, 2009, Mr. Nelson and Mrs. Durakovic managed the assets of the Predecessor Fund under an interim advisory agreement and the Predecessor Fund is included in the table above as a Registered Investment Company. On June 1, 2009, the Fund succeeded to the assets of the Predecessor Fund and the Predecessor Fund was liquidated. Both clients and affiliated persons of the Adviser, including Mr. Nelson, Mrs. Durakovic and Ms. Cassidy, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both the Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by the Fund or that the Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that the Fund pays for those securities or can realize upon sale, or on the ability of the Adviser to buy or sell the desired amount of such securities for the Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for the Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of the Adviser who invest in the Accounts.
Conflicts also may arise between the interests of the Fund and the interests of the Adviser and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to the Adviser, including performance-based compensation, at a higher rate than the rate of fees paid by the Fund. In addition, the Adviser’s affiliates, including the Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over the Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both the Fund and the Accounts or when making trading decisions.

The Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either the Fund or the Accounts. These policies and procedures include requirements that transactions by the Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, the Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by the Fund and the Accounts for compliance with the Adviser’s policies and procedures.
As of April 3, 2009, Mr. Nelson and Mrs. Durakovic did not own any shares of the Fund since the Fund had not commenced operations. As of November 9, 2009, Ms. Cassidy did not own any shares of the Fund.
DISTRIBUTOR
The shares of the Fund are distributed by DS LLC, 25 East Erie Street, Chicago, Illinois 60611, under a Distribution Agreement with the Trust. DS LLC is an affiliate of the Adviser because both entities are controlled by Richard H. Driehaus. The Distribution Agreement had an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.
As agent, DS LLC will offer shares of the Fund on a continuous basis to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1 fees” are paid by the Fund. As principal underwriter to the Fund, DS LLC enters into arrangements with selected dealers or other third parties for the sale and redemption of Fund shares and makes payments to such entities for distribution services as well as shareholder and administrative services to customers who purchase Fund shares, including sub-accounting and sub-transfer agency services. DS LLC will offer the Fund’s shares only on a best-efforts basis.
ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
UMB Fund Services, Inc. (“UMBFS”), with offices at 803 West Michigan Street, Milwaukee, Wisconsin 53233, is the administrator and fund accountant for the Fund. The asset-based fee for administration and accounting services for the Fund is calculated as follows:
0.10% of the first $250 million of average net assets;
0.07% of the next $250 million of average net assets;
0.04% of the next $500 million of average net assets; and
0.025% of average net assets in excess of $1 billion.
UMBFS is also the Fund’s transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, UMBFS provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.
OTHER SHAREHOLDER SERVICES
The Fund has adopted a Shareholder Services Plan that authorizes the Fund to make payments for services provided on behalf of the Fund. Payments may be made to banks, other institutions and service professionals (including investment advisers and broker-dealers) and other entities for certain services to investors in the Fund. Such services may include, but shall not be limited to: transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments;

providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as the Fund may request. The Plan allows for payments not to exceed 0.25% of average daily net assets; however, currently the Board of Trustees has limited payment to 0.15%.
CUSTODIAN
UMB Bank, n.a., at 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, is the Fund’s custodian (the “Custodian”). The Custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund. Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories.
The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 222 South Wacker Drive, Chicago, Illinois 60606, is the Fund’s independent registered public accounting firm (“auditors”). The auditors audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Trust’s Audit Committee and engaged to do so by the Trust.
The financial statements of the Predecessor Fund were audited by Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, independent registered public accounting firm.
LEGAL COUNSEL
Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as the Trust’s legal counsel and as counsel to the independent Trustees.
PORTFOLIO TRANSACTIONS
The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The Trust understands that some of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. Other portfolio transactions may include transactions on behalf of the Fund on stock exchanges and other agency transactions that involve payment by the Fund of a negotiated brokerage commission. Such commissions may vary among different brokers. In certain instances the Adviser may make purchases of underwritten issues for the Fund at prices that include underwriting fees.
In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the advisory agreement solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to which such allocations have been made and the basis therefor.
ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect.
The Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), to permit it to be treated as a regulated investment company. Such provisions generally relieve the Fund of federal income tax to the extent its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund) and net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards from prior years) are currently distributed to shareholders. In order to qualify for such provisions, the Fund must, among other things, maintain a diversified portfolio, which requires that at the close of each quarter of the taxable year (i) at least 50% of the market value of its total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the total assets of the Fund are invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships.
If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a regular corporation subject to federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and individual and other noncorporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code, as discussed below, provided certain holding period and other requirements are satisfied.
Mark to Market Election. Because the Predecessor Fund elected as a trader in securities to mark to market its portfolio of securities at the end of each taxable year, the Fund is also be required to mark to market its portfolio securities at the end of each taxable year for federal income tax purposes. The mark to market rules require a trader making the election to recognize gain or loss with respect to the securities held in connection with its trade or business of trading in securities at the end of each taxable year as if the trader had sold the securities for their fair market value on the last business day of the taxable year. Any gain or loss recognized on such deemed sales or on any actual sales of the Fund’s portfolio securities will be treated as ordinary income or loss to the Fund.
Distributions of investment company taxable income, which includes net investment income, gain described above in “Mark to Market Election”, and net short-term capital gain in excess of net long-term capital loss, are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2010, qualified dividend income received by individual and other noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations.” For these purposes, a qualified foreign corporation is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code.
The Fund generally can pass the federal income tax treatment of qualified dividend income it receives through to its shareholders to the extent of the aggregate qualified dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. For taxable years beginning after December 31, 2010, qualified dividend income will no longer be taxed for federal income tax purposes at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates which currently reach a maximum rate of 35%, unless Congress enacts legislation providing otherwise. It is not expected that a significant portion of the Fund’s distributions will be treated as qualified dividend income. Distributions of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. As a result of the mark to market election discussed above, it is not anticipated that the Fund will make any distributions of net capital gain. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.
Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared.
Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his or her investment in such dividend or distribution. The dividend or distribution would nonetheless be taxable to the shareholder (if shares are held in a taxable account), even if the net asset value of shares was reduced below such shareholder’s cost. However, for federal income tax purposes, the shareholder’s original cost would continue as his or her tax basis, except as set forth above with respect to returns of capital.
If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.
The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
The Fund may engage in certain options, futures and other transactions. These transactions may be subject to special provisions under the Code that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s portfolio securities. These rules could therefore affect the character, amount and timing of distributions made to shareholders.
For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized capital gains and losses as of the end of the year on certain futures, futures options and non-equity options positions (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the positions. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (i) will generally affect the holding period of the hedged securities; and (ii) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.
The Fund may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into three categories, (i) a “periodic” payment; (ii) a “nonperiodic” payment; and (iii) a “termination” payment. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include indexes based on objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment.” All taxpayers, regardless of their method of accounting, must generally recognize for federal income tax purposes the ratable daily portion of a periodic and a nonperiodic payment for the taxable year to which that payment relates.
Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.
To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that the Fund’s net investment income will be reduced by the foreign taxes paid by the Fund and the Fund’s shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.
The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.
Under a notice issued by the IRS, a portion of the Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
The Fund anticipates distributing to shareholders annually all net capital gains, if any, that have been recognized for federal income tax purposes, and all year-end mark-to-market gains. Shareholders will be advised of the nature of these payments.
The Fund is subject to a nondeductible 4% federal excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed amounts from prior calendar years, minus any overdistribution from prior calendar years. The Fund intend to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of this 4% excise tax.
A shareholder who redeems or exchanges shares of the Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed or exchanged and the basis of such shares. If a shareholder held such shares for more than one year, the gain, if any, will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with a 0% rate applying to taxpayers who would otherwise be in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. If a shareholder realizes a loss on the redemption of the Fund’s shares and reinvests in substantially identical shares of the Fund (including through dividend reinvestment) or other substantially identical stock or securities within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules resulting in a postponement of the recognition of such loss for federal income tax purposes. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized on the redemption of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.
Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or who fails to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability on such shareholder’s federal income tax return.
Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.
Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before investing in the Fund’s shares.

APPENDIX — RATINGS
Ratings in General
A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
The following is a description of the characteristics of ratings of long-term corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).
Ratings by Moody’s
Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Ratings by S&P
AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C. A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
D. An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also

A-2

will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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